UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2006

SCHAWK, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	36-2545354
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of Schawk, Inc. (the “Company”) held on May 17, 2006 (the “2006 Annual Meeting”), the Company’s stockholders approved the Schawk, Inc. 2006 Long-term Incentive Plan (the “2006 Plan”), which previously had been approved by the Company’s Board of Directors, subject to stockholder approval.

The 2006 Plan, which is intended to replace the Company’s 2003 Equity Option Plan (the “2003 Plan”), allows for the grant of nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based incentives to officers, other employees and directors of the Company. The total number of shares of common stock that will be available for issuance under the 2006 Plan will be the number of shares available for issuance under the 2003 Plan as of May 17, 2006. As a result, no additional shares have been reserved for issuance under the 2006 Plan. In comparison to the 2003 Plan, the 2006 Plan, among other things:

•	includes provisions related to the Company’s compliance with new Internal Revenue Code Section 409A deferred compensation rules and Internal Revenue Code Section 162(m);

•	expressly permits awards to directors and to offshore employees;

•
provides a broader range of events that would constitute a “change in control” of the Company and modifies or clarifies provisions relating to vesting and non-forfeiture of awards upon a change in control; and

•	provides greater discretion to the committee in setting award exercise restrictions and in permitting the transfer of awards.

The more detailed description of the terms of the 2006 Plan contained in the Company’s Proxy Statement for its 2006 Annual Meeting under the caption “Proposal 3: Approval of the Schawk, Inc. 2006 Long-Term Incentive Plan” is incorporated by reference herein.

This foregoing description of the 2006 Plan does not purport to be complete and is qualified in its entirety by the terms and conditions of the 2006 Plan, a copy of which is filed as Annex A to the Company’s Proxy Statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 21, 2006.

Item 9.01(d). Exhibits.

Exhibit 10.1
Schawk, Inc. 2006 Long-term Incentive Plan (incorporated by reference to Annex A to the Schawk, Inc. Proxy Statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 21, 2006 (file no. 001-09335)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHAWK, INC.

Date: May 23, 2006	By:	/s/James J. Patterson
James J. Patterson
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
10.1
Schawk, Inc. 2006 Long-term Incentive Plan (incorporated by reference to Annex A to the Schawk, Inc. Proxy Statement for the 2006 Annual Meeting filed with the Securities and Exchange Commission on April 21, 2006 (file no. 001-09335)).